UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

WAITR HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 534-6881

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Waitr Holdings Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2021.

(b)At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following four proposals: (1) to elect a Class III director to serve until the 2024 Annual Meeting of Stockholders of the Company; (2) to approve, by advisory vote, the compensation of the Company’s named executive officers (“say-on-pay”); (3) to approve, by advisory vote, the frequency with which say-on-pay advisory votes will be held; and (4) to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following are the final voting results for proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”):

1.

The Class III director that was up for election at the Annual Meeting was elected for a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. Votes regarding the election of this director were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Green	46,327,347	12,106,215	22,642,944

2.	Stockholders approved, on an advisory basis, the say-on-pay or the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstensions
31,393,876	24,007,699	3,031,987

3.	Stockholders approved, on an advisory basis, the frequency with which future say-on-pay advisory votes will be held, with the majority voting for an annual vote. The voting results were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstensions
54,147,301	928,843	875,933	2,481,485

4.	Moss Adams LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstensions
78,212,583	822,328	2,041,595

(c)	Not applicable
(d)

The Company has considered the outcome of the advisory vote on the frequency of say-on-pay advisory votes and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the Proxy Statement, that the Company will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2027 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: June 16, 2021	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel

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